Exhibit 10.6 4938-5539-0778 SEPARATION AND RELEASE AGREEMENT This Separation and Release Agreement (this “Agreement”) is entered into by and between Kinetik Holdings Inc., a Delaware corporation (the “Company”), and Anne Psencik (“Employee”). Employee and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” WHEREAS, Employee is a participant in the Kinetik Holdings Inc. Executive Severance Plan (the “Severance Plan”); WHEREAS, Employee retired from the Company effective as of June 30, 2025 (the “Separation Date”); WHEREAS, the Company desires to treat Employee’s retirement as an eligible “Qualifying Termination” pursuant to the terms of the Severance Plan; WHEREAS, Employee has outstanding equity awards under the Kinetik Holdings Inc. 2019 Omnibus Compensation Plan (the “LTIP”); WHEREAS, the Parties have agreed that Employee shall receive the sum of $887,356 paid in accordance with the terms of the Severance Plan, and the other consideration described in this Agreement, which severance payment and benefits are conditioned upon Employee’s execution, delivery and non-revocation of this Agreement; and WHEREAS, the Parties wish to resolve any and all claims that Employee has or may have against the Company and the Company Parties (as defined below), including any claims that Employee has or may have arising from or relating to Employee’s employment, or the end of Employee’s employment, with any Company Party. NOW, THEREFORE, in consideration of the promises and benefits set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Employee and the Company, the Parties hereby agree as follows: 1. Separation from Employment; Resignations. The Parties acknowledge and agree that Employee’s employment with the Company ended as of the Separation Date and that, as of the Separation Date, Employee was no longer employed by any Company Party. The Parties further acknowledge and agree that, as of the Separation Date, Employee automatically resigned (i) as Chief Strategy Officer of the Company and (ii) as an officer of the Company and each of their respective Affiliates (as defined below) for which Employee served as an officer. 2. Separation Payments and Benefits. Provided that Employee: (x) executes this Agreement on or after the Separation Date and returns a signed copy of it to the Company, care of Alexandra Hernandez, so that it is received no later than the close of business on the date that is twenty-one (21) days after Employee receives this Agreement, and it is not subsequently revoked by Employee in accordance with Section 5; and (y) abides by each of Employee’s other obligations and commitments set forth in this Agreement, then:

2 4938-5539-0778 (a) Employee shall receive a payment in the amount of $887,356 to be paid in a lump sum no later than the Company’s first regularly scheduled pay date that occurs on or after the date that is 45 calendar days following Separation Date; and (b) Employee’s outstanding and unvested equity awards previously granted pursuant to the LTIP (the “Outstanding Awards”) shall continue to be eligible to vest following the Separation Date and may become payable in accordance with their terms and the terms of the Consulting Agreement by and between Employee and the Company effective as of the Separation Date (the “Consulting Agreement”), subject to Employee’s continued service pursuant to the Consulting Agreement and continued compliance with the terms of this Agreement and the Consulting Agreement. Employee acknowledges and agrees that the consideration described in this Section 2 represents the entirety of the amounts Employee is eligible to receive as severance pay and benefits from the Company or any other Company Affiliate, including under the LTIP and the Severance Plan. 3. Complete Release of Claims. (a) In exchange for the consideration received by Employee herein, which consideration Employee was not entitled to but for Employee’s entry into this Agreement, Employee hereby releases, discharges and forever acquits the Company and its Affiliates (as defined below) and subsidiaries, and each of the foregoing entities’ respective past, present and future members, partners (including general partners and limited partners), directors, trustees, officers, managers, employees, agents, attorneys, heirs, legal representatives, insurers, benefit plans (and their fiduciaries, administrators and trustees), and the successors and assigns of the foregoing, in their personal and representative capacities (collectively, the “Company Parties”), from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Employee’s ownership of any interest in any Company Party, Employee’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter occurring on or prior to the date that Employee executes this Agreement, including (i) any alleged violation through such date of: (A) any federal, state or local anti- discrimination law or anti-retaliation law, regulation or ordinance including Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, Sections 1981 through 1988 of Title 42 of the United States Code, as amended and the Americans with Disabilities Act of 1990, as amended; (B) the Employee Retirement Income Security Act of 1974 (“ERISA”); (C) the Immigration Reform Control Act, as amended; (D) the Occupational Safety and Health Act, as amended; (E) any federal, state or local wage and hour law; (F) the Age Discrimination in Employment Act of 1967 (including as amended by the Older Workers Benefit Protection Act); (G) the Family and Medical Leave Act of 1993; (H) the Securities Exchange Act of 1934; (I) the Investment Advisers Act of 1940; (J) the Investment Company Act of 1940; (K) the Private Securities Litigation Reform Act of 1995; (L) the Sarbanes-Oxley Act of 2002; (M) the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010; (N) any other local, state or federal law, regulation or ordinance, including any and all claims under the State of Texas and the Texas Labor Code (including the Texas Payday Law, the Texas Anti-Retaliation Act, Chapter 21 of the Texas Labor Code, and the Texas Whistleblower Act); or (i) any public policy, contract, tort, or common law claim; (ii) any allegation for costs, fees, or other expenses including attorneys’

3 4938-5539-0778 fees incurred in or with respect to a Released Claim; (iii) any and all rights, benefits or claims Employee may have under any employment contract, severance plan, incentive compensation plan, or equity based plan with any Company Party (including any award agreement) or to any ownership interest in any Company Party, including the Severance Plan, other than the Consulting Agreement or the LTIP (solely with respect to the Outstanding Awards); and (iv) any claim for compensation or benefits of any kind not expressly set forth in this Agreement (collectively, the “Released Claims”). This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Employee is simply agreeing that, in exchange for any consideration received by Employee pursuant to Section 2, any and all potential claims of this nature that Employee may have against the Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. Notwithstanding the foregoing, the Released Claims do not include (I) any rights to indemnification, advancement of expenses incurred in connection with the same, or directors’ and officers’ liability insurance coverage that Employee has under Delaware law, the charter, bylaws, other organizational documents and insurance policies of any Company Party or any agreement with any Company Party; and (II) any rights to enforce the terms of this Agreement, including those in Section 2 of this Agreement. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES. Notwithstanding this release of liability, nothing in this Agreement prevents Employee from filing any non-legally waivable charge or claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission, the Financial Industry Regulatory Authority, the Securities Exchange Commission, the National Labor Relations Board, the Department of Labor, the Occupational Health and Safety Administration, or other federal, state or local government agency or commission (collectively “Governmental Agencies”) or participating in (or cooperating with) any investigation or proceeding conducted by a Governmental Agency or communicating with any Governmental Agency; however, Employee understands and agrees that Employee is waiving any and all rights to recover any monetary or personal relief or recovery from a Company Party as a result of such Governmental Agency proceeding or subsequent legal actions. This Agreement does not limit Employee’s right to receive an award for information provided to a Government Agency. Further, in no event shall the Released Claims include (i) any claim based on facts occurring after the date that this Agreement is executed by Employee or (ii) any claim to vested benefits under an employee benefit plan that is subject to ERISA and that cannot be waived pursuant to ERISA. Nothing herein will prevent Employee from seeking workers’ compensation or unemployment insurance benefits. For purposes of this Agreement, “Affiliate” shall mean, with respect to any Person (as defined below), any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act of 1933, as amended from time to time. For purposes of this Agreement, “Person” shall mean any individual, natural person, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), incorporated or unincorporated association, governmental authority, firm, society or other enterprise, organization, or other entity of any nature.

4 4938-5539-0778 (b) Employee warrants and represents that (i) Employee is the sole owner of each and every claim, cause of action, and right compromised, settled, released or assigned pursuant to Section 3 of this Agreement and has not previously assigned, sold, transferred, conveyed, or encumbered same; (ii) Employee has the full right, power, capacity, and authority to enter into and execute this Agreement; and (iii) Employee fully understands this Agreement releases any and all past claims regardless of whether Employee is now aware of such claims. 4. Employee’s Representations. (a) Employee represents that Employee has received all leaves (paid and unpaid) that Employee was owed or could be owed by the Company or any other Company Party as of the date that Employee executes this Agreement. Employee further represents that (with the exception of any unpaid base salary and benefits earned in the pay period in which the Separation Date occurred and the Outstanding Awards, if still unpaid or outstanding) Employee has received all wages, bonuses and other compensation, been provided all benefits and been afforded all rights and been paid all sums that Employee is owed or has been owed by the Company or any other Company Party, including all vested payments or shares arising out of all incentive plans and any other bonus arrangements. (b) This is an important legal document, and the Company hereby advises Employee in writing to consult with legal counsel prior to executing this Agreement. By executing and delivering this Agreement, Employee expressly acknowledges that: (i) Employee has carefully read this Agreement; (ii) No material changes have been made to this Agreement since it was first provided to Employee and Employee has had sufficient time (and at least 21 days) to consider this Agreement before the execution and delivery hereof to Company, and Employee further agrees that no changes to this Agreement after the time it was first provided to Employee, whether material or immaterial, re-started the period for Employee to consider whether to enter into this Agreement; (iii) Employee is receiving, pursuant to this Agreement, consideration in addition to anything of value to which Employee is already entitled, and Employee is not otherwise entitled to such additional consideration as set forth in this Agreement, but for Employee’s entry into this Agreement; (iv) Employee has been advised in writing to discuss this Agreement with an attorney of Employee’s choice and Employee has had an adequate opportunity to do so prior to executing this Agreement; (v) Employee fully understands the final and binding effect of this Agreement; the only promises made to Employee to sign this Agreement are those stated herein; and Employee is signing this Agreement knowingly, voluntarily and of Employee’s own free will, and that Employee understands and agrees to each of the terms of this Agreement;

5 4938-5539-0778 (vi) The only matters relied upon by Employee and causing Employee to sign this Agreement are the provisions set forth in writing within the four corners of this Agreement; and (vii) No Company Party has provided any tax or legal advice regarding this Agreement and Employee has had an adequate opportunity to receive sufficient tax and legal advice from advisors of Employee’s own choosing such that Employee enters into this Agreement with full understanding of the tax and legal implications thereof. 5. Revocation Right. Employee may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning on the date Employee executes this Agreement (such seven day period being referred to herein as the “Release Revocation Period”). To be effective, such revocation must be in writing signed by Employee and must be received by the Company, care of Alexandra Hernandez, and delivered via e-mail to ahernandez@kinetik.com, before 11:59 p.m., central time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, the release of claims set forth in Section 3 above will be of no force or effect, Employee will not receive the consideration set forth in Section 2 above, and the remainder of this Agreement will be in full force and effect. This Agreement shall become effective and irrevocable as of the eighth (8th) day after Employee executes this Agreement. 6. Affirmation of Restrictive Covenants. Employee acknowledges and agrees that Employee has continuing obligations to the Company and its Affiliates, including obligations with respect to confidentiality, non-competition, non-solicitation, and non-disparagement, pursuant to award agreements, the Severance Plan, or other agreements entered into between the Parties (the “Restrictive Covenants”). In entering into this Agreement, Employee specifically acknowledges the validity, binding effect, and enforceability of such restrictive covenants and expressly reaffirms Employee’s commitment to abide by (and agrees that Employee will abide by) the terms of such Restrictive Covenants. 7. No Waiver. No failure by any Party hereto at any time to give notice of any breach by any other Party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. 8. Applicable Law. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the State of Texas without reference to the principles of conflicts of law thereof. 9. Severability. To the extent permitted by applicable law, the Parties agree that any term or provision (or part thereof) of this Agreement that renders such term or provision (or part thereof) or any other term or provision of this Agreement (or part thereof) invalid or unenforceable in any respect shall be modified to the extent necessary to avoid rendering such term or provision (or part thereof) invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of the Parties’ bargain hereunder.

6 4938-5539-0778 10. Withholding of Taxes and Other Employee Deductions. The Company may withhold from any payments made pursuant to Section 2 hereof all federal, state, local, and other taxes and withholdings as may be required pursuant to any law or governmental regulation or ruling. 11. Counterparts. This Agreement may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. 12. Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Company and each other Company Party that is not a signatory hereto, as each other Company Party that is not a signatory hereto shall be a third-party beneficiary of Employee’s release of claims, representations and covenants set forth in this Agreement. 13. Section 409A. Notwithstanding anything herein to the contrary this Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the applicable Treasury regulations and administrative guidance issued thereunder (collectively, “Section 409A”), including the exceptions thereto, and shall be construed and administered in accordance with such intent. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service, as a short-term deferral, or otherwise shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, any installment payments provided under this Agreement shall each be treated as a separate payment. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement are compliant with Section 409A, and in no event shall Employee be reimbursed by the Company for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by Employee on account of non-compliance with Section 409A. 14. Amendment; Entire Agreement. This Agreement may not be changed orally but only by an agreement in writing agreed to and signed by Employee and the Company. This Agreement (and, as referenced herein, the Consulting Agreement, the Severance Plan, and the LTIP) constitutes the entire agreement of the Parties with regard to the subject matters hereof. Notwithstanding the foregoing, this Agreement complements (and does not supersede or replace) any other agreements between the Company or any of its Affiliates and Employee that impose restrictions on Employee with regard to confidentiality, non-competition, non-solicitation, or non- disparagement (including the Restrictive Covenants). There are no oral agreements between Employee and the Company. No promises or inducements have been offered except as set forth in this Agreement. Employee and the Company acknowledge that, in executing this Agreement, neither Party has relied upon any representations or warranties of any other Party. No promise or agreement which is not expressed in this Agreement has been made by the Company to Employee or by Employee to the Company in executing this Agreement. Each Party agrees that any omissions of fact concerning the matters covered by this Agreement are of no consequence in the decision to execute this Agreement.

7 4938-5539-0778 15. Interpretation. The section headings in this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes. The words “herein”, “hereof”, “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use herein of the word “including” following any general statement, term, or matter shall not be construed to limit such statement, term, or matter to the specific items or matters set forth immediately following such word or to similar items, or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” References in this Agreement to any agreement, instrument, or other document mean such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof and not prohibited by this Agreement. No provision, uncertainty or ambiguity in or with respect to this Agreement shall be construed or resolved against any Party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the Parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Parties. 16. Return of Property. Employee acknowledges and agrees that Employee has returned to the Company all documents, files (including electronically stored information), and other materials constituting or reflecting confidential or proprietary information of the Company or any other Company Party, and any other property belonging to the Company or any other Company Party, including all computer files, electronically stored information, and other materials, and Employee has not maintained a copy of any such materials in any form. 17. Assignment. This Agreement is personal to Employee and may not be assigned by Employee. The Company may assign its rights and obligations under this Agreement without Employee’s consent, including to any other Company Party and to any successor (whether by merger, purchase, or otherwise) to all or substantially all of the equity, assets, or businesses of the Company. [Signatures begin on the following page]

SIGNATURE PAGE TO SEPARATION AND RELEASE AGREEMENT 4938-5539-0778 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date(s) set forth beneath their signatures below. KINETIK HOLDINGS INC. By: /s/ Jamie Welch_________________________ Name: Jamie Welch _________________________ Title: CEO & President _______________________ Date: 6/30/2025 _____________________________ ANNE PSENCIK /s/ Anne Psencik ____________________________ Anne Psencik Date: 6/30/2025 _____________________________